Carvana, LLC 300 E. Rio Salado Parkway, Bldg. 1 Tempe, Arizona 85281 Independent Accountants’ Report on Applying Agreed-Upon Procedures We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Carvana Auto Receivables Trust 2026-P4, Asset-Backed Notes, Series 2026-P4. Carvana, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Agreed-Upon Procedures On October 5, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 5, 2026, with respect to 16,993 automobile receivables (the “Initial Statistical Data File”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Initial Statistical Data File. Further, on October 13, 2026, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the borrower name for each of the Sample Receivables. At the Company’s instruction, we appended the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.” At the Company’s instruction, performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below. Characteristics 1. Borrower name 2. Origination date 3. Original amount financed 4. First payment date 5. Original maturity date 6. Original term 7. Scheduled monthly payment 8. Annual percentage rate (“APR”) 9. Borrower state 10. Model type (new/used) We compared Characteristics 1. through 10. to the corresponding information set forth on or derived from the Installment Sales Contract, Modification Agreement or Correction Letter (collectively, the “Contract”). Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com Member of Deloitte Touche Tohmatsu Limited

At your instruction, for purposes of such comparisons: • with respect to Characteristic 5., differences of thirty days or less are deemed to be “in agreement”; and • with respect to Characteristic 8., differences of 0.001% or less are deemed to “in agreement.” In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or observed the following: • a Title Application or other related correspondence (collectively, the “Title Certificate”); • the security interest of (i) “Carvana LLC” or (ii) “Carvana FAC LLC” is indicated on a Title Certificate; • a Credit Application; • a Truth-in-Lending Disclosure Statement; and • an Agreement to Provide Insurance Statement is indicated on a Contract. The automobile receivable documents described above, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables. Agreed-Upon Procedures’ Findings The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents. ****** We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report. We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization. This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties. Yours truly, /s/ Deloitte & Touche LLP October 28, 2026